Dear Shareholder:

We are pleased to present this semiannual report for Centennial California Tax Exempt Trust. For the six-month reporting period that ended December 31, 2001, the Trust provided a 1.18% compounded annual yield./1/ Without the effects of compounding, the equivalent yield was 1.18%. For investors in the 36% federal tax bracket, this is equivalent to a taxable yield of 1.84% with compounding and 1.84% without compounding. As of December 31, 2001, the seven-day annualized yields, with and without compounding, were 0.79% and 0.79%, respec-tively./2/

The U.S. economy, after years of strong, uninterrupted growth, weakened dramat-ically during the past six months, with the September 11 terrorist attacks plunging the already sagging economy into recession. Throughout the reporting period, the Federal Reserve Board (the Fed) fought the increasing economic weakness by aggressively lowering interest rates. The Fed cut rates five times totaling 175 basis points (1.75 percentage points) between June 30 and December 31, 2001. By period's end, the federal funds rate reached 1.75%, its lowest level in forty years. Yet despite these historically low rates, the economy did not immediately bounce back. Many corporations continued to lay off workers, while their profits declined further. In response, many nervous investors took part in a "flight to quality," seeking to avoid the falling stock market and looking instead to fixed income opportunities that have historically offered greater stability during highly uncertain conditions.

In this environment, fixed-income investments generally performed well. Their yields fell steadily throughout the reporting period, while their prices, which move in the opposite direction as yields, rose accordingly. Such a situation was generally favorable for bond investors. However, investors in shorter matu-rity fixed income investments, such as tax-exempt money market securities, were especially affected by the low interest rate climate. As these short-term secu-rities matured, it became necessary to replace them with newer investments of-fering the lower yields then available in the marketplace.
    In reviewing performance, please remember that past performance cannot guarantee future results. Yields will fluctuate. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

    1. A portion of the Trust's distributions may be subject to income tax, including state and local taxes. Capital gains distributions are taxable as capital gains. For an investor subject to alternative minimum taxes, a portion of the Trust's distributions may increase the investor's tax. Tax rates may be lower depending on individual circumstances.
    2. Compounded yields assume reinvestments of dividends. The Trust's investment strategy, allocations and focus can change over time.

In California, the state struggled with the aftereffects of last year's energy crisis, which caused the bankruptcy of California's largest electric utility, Pacific Gas & Electric, and the near-bankruptcy of its second-largest utility, Edison International. The state's fiscal situation during the reporting period was considerably less dire than in late 2000 and early 2001. Nevertheless, many investors remained wary of California bonds, as they awaited a potential finan-cial solution from the state's legislature.

Given the unpredictable economic situation in California, we were especially concerned with maintaining the Trust's high overall credit quality during the reporting period. Accordingly, we focused on identifying high quality tax-ex-empt money market securities to add to the Trust's portfolio. This prompted us to avoid excessive participation in the general municipal note market. While such municipal securities offered relatively attractive yields, most, in our opinion, would have required us to assume an unacceptably high level of credit risk. We believed the deteriorating economy could affect municipalities' abil-ity to generate the tax and other revenues needed to repay their debt obligations.

To help keep the Trust's credit quality high, we were primarily attracted to "enhanced" California securities--in other words, those guaranteed by a bank, insurance company or other third party. Even though these enhanced securities offered somewhat lower yields, we preferred to invest in them because the en-hanced feature gave us added assurance that interest payments would continue to be met, even if an issuer were to experience serious financial difficulties. Given recent economic challenges in California and around the country, we thought it was a worthwhile tradeoff to sacrifice some yield in exchange for added confidence in our ability to maintain a stable $1.00 share price for Trust shareholders.

With so much economic uncertainty still on the horizon, we plan to continue managing the Trust cautiously. Because interest rates are so low already, we believe they may not have much further to fall. In our opinion, rates will sta-bilize eventually, remaining low until evidence of an economic recovery ap-pears. In such an environment, we see no reason to adjust our investment ap-proach, at least for the foreseeable future. We plan to continue to seek to maintain the Trust's high credit quality and continue reviewing enhanced

California money market securities. Yet in the event that the economy improves suddenly, we believe that the portfolio's current structure will provide us the flexibility we need to respond quickly and effectively.

Sincerely,

/s/ James C. Swain

James C. Swain
Chairman
Centennial California Tax Exempt Trust
January 23, 2002

/s/ John V. Murphy

John V. Murphy
President
Centennial California Tax Exempt Trust
January 23, 2002

Statement of Investments December 31, 2001 (Unaudited)

Centennial California Tax Exempt Trust


                                                        Principal     Value
                                                         Amount     See Note 1
                                                       ----------- ------------
Short-Term Tax-Exempt Obligations--99.7%
California--99.7%
 CA Dept. of Water Resource Revenue Trust Receipts,
  1.75%(/1/)(/2/)..................................... $ 7,500,000 $  7,500,000
 CA Infrastructure ED RB, Salvation Army West
  Territory, 1.75%, 8/9/02............................   1,800,000    1,800,000
 CA M-S-R PPA RRB, San Juan Project, Sub. Lien, Series
  E, MBIA Insured, 1.40%(/2/).........................   3,600,000    3,600,000
 CA Municipal Securities Trust Receipts, Series JPMC3,
  MBIA Insured, 2.15%(/2/)............................   7,900,000    7,900,000
 CA PCFAU RB, Chevron USA, Inc. Project, 3%,
  5/15/02(/3/)........................................   4,300,000    4,300,000
 CA PCFAU SWD RB, Greenteam of San Jose Project-A,
  1.60%(/2/)..........................................   4,235,000    4,235,000
 CA SCDAU MH RB, Greentree Sr. Apts. Project, Series
  P, 1.42%(/2/).......................................   7,350,000    7,350,000
 CA Statewide CDC IDV RB, Propak California Corp.,
  Series B, 1.50%(/2/)................................     385,000      385,000
 CA Statewide CDC RB, Fibrebond, Inc., 1.50%(/2/).....     790,000      790,000
 CA University Board of Regents RB, 1.10%, 3/6/02.....  11,000,000   11,000,000
 Fremont, CA MH RB, Treetops Apts., Series A,
  1.55%(/2/)..........................................   1,000,000    1,000,000
 Los Angeles Cnty., CA MTAU Sales Tax RB, AMBAC
  Insured, Series SG54, 1.41%(/2/)....................   1,000,000    1,000,000
 Los Angeles Cnty., CA MTAU Sales Tax RRB, Second Sr.
  Series A, MBIA Insured, 1.40%(/2/)..................   8,700,000    8,700,000
 Los Angeles Cnty., CA Pension Obligation RB, Series
  B, AMBAC Insured, 1.35%(/2/)........................   3,955,000    3,955,000
 Los Angeles, CA USD ABN AMRO Munitops Certificates,
  Trust 1999-7, MBIA Insured, 1.45%(/1/)(/2/).........   7,000,000    7,000,000
 Los Angeles, CA Wastewater System ABN AMRO Munitops
  Certificates, Trust 1998-25, FGIC Insured,
  1.45%(/2/)..........................................   2,000,000    2,000,000
 Oakland & Alameda Cntys., CA Coliseum Authority Lease
  RRB, Coliseum Project, Series C-1, 1.45%(/2/).......   6,400,000    6,400,000
 Oceanside, CA MH RRB, Lakeridge Apts. Project,
  1.50%(/2/)..........................................   7,600,000    7,600,000
 Orange Cnty., CA Apartment Development RRB, Villas
  Aliento, Series E, 1.30%(/2/).......................   7,000,000    7,000,000
 Orange Cnty., CA Apartment Development RRB, Villas La
  Paz, Series F, 1.30%(/2/)...........................   1,000,000    1,000,000
 Orange Cnty., CA FAU Teeter Plan RB, Series C, AMBAC
  Insured, 1.60%(/2/).................................     800,000      800,000
 Orange Cnty., CA Local Transportation Authority Sales
  Tax RB, 1.75%, 2/11/02..............................   7,200,000    7,200,000
 Orange Cnty., CA Special FAU Teeter Plan RB, Series
  E, 1.60%(/2/).......................................   1,000,000    1,000,000
 Rancho Mirage, CA Joint Powers FA COP, Eisenhower
  Medical Center, Series B, MBIA Insured, 1.42%(/2/)..   7,500,000    7,500,000
 Sacramento Cnty., CA HAU MH RB, Shadowood Apts.
  Project, Issue A, 1.65%(/2/)........................   8,000,000    8,000,000
 San Bernardino Cnty., CA, MH RB, Somerset Apts.,
  Series A, 1.50%(/2/)................................   2,495,000    2,495,000
 San Diego Cnty., CA Teeter GOB, 1.80%, 1/28/02.......   8,000,000    8,000,000

Centennial California Tax Exempt Trust


                                                       Principal      Value
                                                        Amount      See Note 1
                                                      -----------  ------------
Short-Term Tax Exempt Obligations (Continued)
California (Continued)
 San Diego, CA Unified Port District RB, Lindberg
  Field, 1.40%, 2/4/02............................... $ 9,809,000  $  9,809,000
 San Diego, CA Water Utility Fund Net System ABN AMRO
  Munitops Certificates, Trust 1998-10, FGIC Insured,
  1.45%(/1/)(/2/)....................................   7,000,000     7,000,000
 San Francisco, CA Airport Commission RB, San
  Francisco International Airport, 1.20%, 3/21/02....   2,990,000     2,990,000
 San Francisco, CA Airport Commission RB, San
  Francisco International Airport, 1.30%, 3/21/02....   5,000,000     5,000,000
 Southeast RR FA, CA Lease RRB, Series A,
  1.40%(/2/).........................................   6,200,000     6,200,000
 Southern CA PAU RRB, Palo Verde Project, Series B,
  AMBAC Insured, 1.35%(/2/)..........................   3,500,000     3,500,000
                                                                   ------------
Total Investments, at Value (Cost $164,009,000)......        99.7%  164,009,000
                                                                   ------------
Other Assets Net of Liabilities......................         0.3       497,605
                                                      -----------  ------------
Net Assets...........................................       100.0% $164,506,605
                                                      ===========  ============

To simplify the listings of securities, abbreviations are used per the table below:

CDC--Community Development Corp.       PAU--Power Authority
COP--Certificates of Participation     PCFAU--Pollution Control Finance
ED--Economic Development                Authority
FA--Facilities Authority               PPA--Public Power Agency
FAU--Finance Authority                 RB--Revenue Bonds
GOB--General Obligation Bonds          RR--Resource Recovery
HAU--Housing Authority                 RRB--Revenue Refunding Bonds
IDV--Industrial Development            SCDAU--Statewide Communities
MH--Multifamily Housing                 Development Authority
MTAU--Metropolitan Transportation      SWD--Solid Waste Disposal
 Authority                             USD--Unified School District

1. Represents securities sold under Rule 144A, which are exempt from registra-tion under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $21,500,000 or 13.07% of the Trust's net assets as of December 31, 2001.

2. Floating or variable rate obligation maturing in more than one year. The in-terest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on December 31, 2001. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year.

3. Put obligation redeemable at full face value on the date reported.

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities December 31, 2001 (Unaudited)

Centennial California Tax Exempt Trust


ASSETS
Investments, at value (cost $164,009,000)--see accompanying
 statement.......................................................  $164,009,000
Cash.............................................................       372,983
Receivables and other assets:
 Shares of beneficial interest sold..............................     1,130,616
 Interest........................................................       404,869
 Other...........................................................         6,618
                                                                   ------------
  Total assets...................................................   165,924,086
                                                                   ------------
LIABILITIES
Payables and other liabilities:
 Shares of beneficial interest redeemed..........................     1,296,314
 Service plan fees...............................................        81,552
 Shareholder reports.............................................        21,020
 Trustees' compensation..........................................           224
 Dividends.......................................................           182
 Other...........................................................        18,189
                                                                   ------------
  Total liabilities..............................................     1,417,481
                                                                   ------------
NET ASSETS.......................................................  $164,506,605
                                                                   ============
COMPOSITION OF NET ASSETS
Paid-in capital..................................................  $164,487,482
Accumulated net realized gain (loss) on investment transactions..        19,123
                                                                   ------------
NET ASSETS--applicable to 164,487,482 shares of beneficial
 interest outstanding............................................  $164,506,605
                                                                   ============
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE...         $1.00
                                                                          =====

See accompanying Notes to Financial Statements.

Statement of Operations For the Six Months Ended December 31, 2001 (Unaudited)

Centennial California Tax Exempt Trust


INVESTMENT INCOME
Interest............................................................ $1,631,710
                                                                     ----------
EXPENSES
Management fees.....................................................    418,566
Service plan fees...................................................    164,651
Transfer and shareholder servicing agent fees.......................     27,642
Shareholder reports.................................................      7,922
Custodian fees and expenses.........................................      4,867
Trustees' compensation..............................................      2,354
Other...............................................................     26,237
                                                                     ----------
  Total expenses....................................................    652,239
   Less reduction to custodian expenses.............................     (3,957)
   Less voluntary reimbursement of expenses.........................     (6,891)
                                                                     ----------
  Net expenses......................................................    641,391
                                                                     ----------
NET INVESTMENT INCOME...............................................    990,319
                                                                     ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS.............................     23,031
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................ $1,013,350
                                                                     ==========



See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

Centennial California Tax Exempt Trust


                                               Six Months Ended   Year Ended
                                               December 31, 2001   June 30,
                                                  (Unaudited)        2001
                                               ----------------- ------------
OPERATIONS
Net investment income (loss)..................   $    990,319    $  4,531,257
Net realized gain (loss)......................         23,031          38,725
                                                 ------------    ------------
Net increase (decrease) in net assets
 resulting from operations....................      1,013,350       4,569,982
                                                 ------------    ------------
DIVIDENDS AND/OR DISTRIBUTIONS TO
 SHAREHOLDERS.................................       (990,319)     (4,531,257)
                                                 ------------    ------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets
 resulting from beneficial interest
 transactions.................................      7,167,213      (4,982,869)
                                                 ------------    ------------
NET ASSETS
Total increase (decrease).....................      7,190,244      (4,944,144)
Beginning of period...........................    157,316,361     162,260,505
                                                 ------------    ------------
End of period.................................   $164,506,605    $157,316,361
                                                 ============    ============



See accompanying Notes to Financial Statements.

Financial Highlights

Centennial California Tax Exempt Trust


                          Six Months Ended
                          December 31, 2001             Year Ended June 30,
                             (Unaudited)      2001      2000      1999      1998           1997
                          ----------------- --------  --------  --------  --------       --------
PER SHARE OPERATING DATA
Net asset value,
 beginning of period....         $1.00         $1.00     $1.00     $1.00     $1.00          $1.00
Income from investment
 operations--net
 investment income and
 net realized gain......           .01           .03       .03       .02       .03            .03
Dividends and/or
 distributions to
 shareholders...........          (.01)         (.03)     (.03)     (.02)     (.03)          (.03)
                              --------      --------  --------  --------  --------       --------
Net asset value, end of
 period.................         $1.00         $1.00     $1.00     $1.00     $1.00          $1.00
                              ========      ========  ========  ========  ========       ========
TOTAL RETURN(/1/).......          0.59%         2.74%     2.63%     2.41%     2.86%          2.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in thousands)..      $164,507      $157,316  $162,261  $155,839  $155,832       $131,939
Average net assets (in
 thousands).............      $166,097      $166,654  $160,351  $168,272  $160,317       $129,087
Ratios to average net
 assets:(/2/)
Net investment income...          1.18%         2.72%     2.57%     2.38%     2.81%          2.78%
Expenses................          0.78%         0.84%     0.83%     0.80%     0.80%(/3/)     0.82%(/3/)
Expenses, net of
 reduction to custodian
 expenses and/or
 voluntary reimbursement
 of expenses............          0.77%         0.81%     0.81%     0.78%     0.79%          0.80%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

Notes to Financial Statements (Unaudited)

Centennial California Tax Exempt Trust


1. Significant Accounting Policies

Centennial California Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust's investment objective is to seek the maximum current interest income exempt from federal and California personal income taxes for individual investors as is consistent with the preservation of capital. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

As of December 31, 2001, the Trust had available for federal income tax purposes an estimated unused capital loss carryover of zero. This estimated capital loss carryover represents carryover as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

As of June 30, 2001, the Trust had available for federal income tax purposes an unused capital loss carryover as follows:

   Expiring
   --------
   2008       $3,769

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Investment Income. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial California Tax Exempt Trust


2. Shares of Beneficial Interest

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                              Six Months Ended
                              December 31, 2001        Year Ended June 30, 2001
                         ---------------------------  ---------------------------
                            Shares        Amount         Shares        Amount
                         ------------  -------------  ------------  -------------
Sold....................  227,000,422  $ 227,000,422   587,490,874  $ 587,490,874
Dividends and/or
 distributions
 reinvested.............    1,051,132      1,051,132     4,550,870      4,550,870
Redeemed................ (220,884,341)  (220,884,341) (597,024,613)  (597,024,613)
                         ------------  -------------  ------------  -------------
Net increase
 (decrease).............    7,167,213  $   7,167,213    (4,982,869) $  (4,982,869)
                         ============  =============  ============  =============

3. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of the net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% of net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume any expenses of the Trust in any fiscal year they exceed 0.80% of the Trust's average annual net assets. The Manager reserves the right to amend or terminate that expense assumption at any time. The Trust's management fee for the six months ended December 31, 2001, was an annualized rate of 0.50%.

Transfer Agent Fees. Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Trust and for other registered investment companies. The Trust pays SSI an annual maintenance fee for each Trust shareholder account.

Service Plan Fees. Under an approved service plan, the Trust may expend up to 0.20% of its average annual net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other financial institutions. During the six months ended December 31, 2001, the Trust paid $4 to a broker-dealer affiliated with the Manager as reimbursement for distribution-related expenses.

Centennial California Tax Exempt Trust

                Officers and Trustees
                James C. Swain, Trustee, CEO and Chairman of the Board John V. Murphy, President
                William L. Armstrong, Trustee
                Robert G. Avis, Trustee
                George C. Bowen, Trustee
                Edward L. Cameron, Trustee
                Jon S. Fossel, Trustee
                Sam Freedman, Trustee
                Richard F. Grabish, Trustee
                C. Howard Kast, Trustee
                Robert M. Kirchner, Trustee
                F. William Marshall, Jr., Trustee
                Michael J. Carbuto, Vice President
                Robert G. Zack, Vice President and Secretary
                Brian W. Wixted, Treasurer
                Robert J. Bishop, Assistant Treasurer
                Scott T. Farrar, Assistant Treasurer
                Katherine P. Feld, Assistant Secretary
                Kathleen T. Ives, Assistant Secretary
                Denis R. Molleur, Assistant Secretary

                Investment Advisor and Distributor
                Centennial Asset Management Corporation

                Transfer and Shareholder Servicing Agent
                Shareholder Services, Inc.

                Custodian of Portfolio Securities
                Citibank, N.A.

                Independent Auditors
                Deloitte & Touche LLP

                Legal Counsel
                Myer, Swanson, Adams & Wolf, P.C.

                The financial statements included herein have been taken from the records of the Trust without examination of those records by the independent auditors.

                For more complete information about Centennial California Tax Exempt Trust, please refer to the Prospectus. To obtain a copy, call your financial advisor, or contact Centennial Asset Management Corp. at 1.800.525.9310. Please read the prospectus carefully before you invest any money.

RS0180.001.1201                                [LOGO] Printed on recycled paper



                            2001 Semiannual Report



                            Centennial
                            California
                            Tax Exempt
                            Trust

                            December 31, 2001